                                                                     EXHIBIT 4.1

Exhibit 4.1  Advisory and Consulting Agreement


                   Number of Shares and Options
                   ----------------------------

     4.1(d)                 350,000

     4.1(e)                 350,000

     4.1(f)               1,500,000

     4.1(g)                 500,000

                                                                  Exhibit 4.1(d)


                             CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of November 16, 2000, by and between Frank Kavanaugh, 1301 Dove Street, Suite 800, Newport Beach, CA 92663 ("Consultant") and Imaging Technologies Corporation with offices at 15175 Innovation Drive, CA 92128 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on November 15, 2001, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning strategic planning, matters in connection with the operation of the businesses of the Company, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The implementation of a plan with the Company's subsidiary Dealseekers.com to assist in the exploration and execution in regard to Dealseekers.com becoming a fully reporting public company.

         (b) The implementation of a plan with the Company's subsidiary Color.com to assist in the exploration and execution in regard to Color.com becoming a fully reporting public company.

     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 350,000 shares of the Company's Common Stock valued at $.12 per share, which option shall expire on November 15, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding
     ------------
of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:   If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

IMAGING TECHNOLOGY CORP.                CONSULTANT



 /s/ Brian Bonar                        /s/ Frank Kavanaugh
---------------------------             -------------------------
Brian Bonar                             Frank Kavanaugh
President and CEO

                                                                  Exhibit 4.1(e)

                              CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of November 16, 2000 by and between A. L. Dubrow, 104 Linda Isle, Newport Beach, Ca. 92660 ("Consultant") and Imaging Technologies Corporation with offices at 15175 Innovation Drive, CA 92128 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on November 15, 2001, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning strategic planning, matters in connection with the operation of the businesses of the Company,, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The design and implementation of a plan with the Company to assist in the exploration and execution in regard to expanding the Company's sales growth in the European Community and the establishment of a European office.

         (b) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services overseas;

         (c) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services overseas;

         (d) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company overseas;


     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 350,000 shares of the Company's Common Stock valued at $.12 per share, which option shall expire on November 15, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding
     ------------
of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

IMAGING TECHNOLOGY CORP.                    CONSULTANT



/s/ Brian Bonar                             /s/ A.L. Dubrow
-------------------------                   ------------------
Brian Bonar                                 A.L Dubrow
President and CEO

                                                                  Exhibit 4.1(f)


                             CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of November 16, 2000 by and between Brad Hoffman, 1301 Dove Street, Suite 800, Newport Beach, Ca. 92663 ("Consultant") and Imaging Technologies Corporation with offices at 15175 Innovation Drive, CA 92128 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on November 15, 2001, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning strategic planning, matters in connection with the operation of the businesses of the Company,, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The design and implementation of a plan with the Company to assist in the exploration and execution in regard to expanding the Company's sales growth in the European Community and the establishment of a European office.

         (b) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services overseas;

         (c) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services overseas;

         (d) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company overseas;


     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 1,500,000 shares of the Company's Common Stock valued at $.10 per share, which option shall expire on November 15, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

IMAGING TECHNOLOGY CORP.                     CONSULTANT



/s/ Brian Bonar                              /s/ Brad Hoffman
----------------------------                 -------------------------------
Brian Bonar                                  Brad Hoffman
President and CEO

                                                                  Exhibit 4.1(g)


                             CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of November 16, 2000 by and between Carl C. Perkins, 17310 Red Hill Avenue, Suite 330, Irvine, Ca. 92614 ("Consultant") and Imaging Technologies Corporation with offices at 15175 Innovation Drive, CA 92128 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on November 16, 2001, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning strategic planning, matters in connection with the operation of the businesses of the Company,, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The design and implementation of a plan with the Company to assist in the exploration and execution in regard to expanding the Company's sales growth in the European Community and the establishment of a European office.

         (b) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services overseas;

         (c) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services overseas;

         (d) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company overseas;


     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 500,000 shares of the Company's Common Stock valued at $.10 per share, which option shall expire on November 15, 2002 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

IMAGING TECHNOLOGY CORP.                     CONSULTANT



/s/ Brian Bonar                              /s/ Carl C. Perkins
---------------------------                  -------------------------------
Brian Bonar                                  Carl C. Perkins
President and CEO